                                                                 Exhibit 10.2.24

                  UNCONDITIONAL, CONTINUING GUARANTY OF PAYMENT

                                 I. THE PARTIES

This Unconditional, Continuing Guaranty of Payment (the "Guaranty"), dated effective as of the 1st day of October, 1992, is given to and in favor of General Motors Acceptance Corporation, a New York corporation, with branch operations offices located at (i) 325 Columbia Turnpike, Florham Park, New Jersey 07932; (ii) 2700 Westchester Avenue, Purchase, New York 10577-2535; (iii) 90 Woodbridge Center Drive, Woodbridge, New Jersey 07095; and (iv) 555 Long Wharf Drive, New Haven, Connecticut 06511 ("GMAC"), by each and every one of the following parties whose name, legal status, and address is listed (the "Guarantor(s)").

    Guarantor Name                   Status            Address
    --------------                   ------            -------

    County Auto Group Partnership    NJ General        115 Route 59
    t/a County Toyota                Partnership       Nyack, NY 10960

    Rockland Motors Partnership      NJ General        73 North Highland Avenue
    t/a Rockland Mitsubishi          Partnership       P.O. Box 724
                                                       Nyack, NY 10960

    Somerset Motors Partnership      NJ General        Route 22 East
    t/a DiFeo Lexus                  Partnership       P.O. Box 310
                                                       Bound Brook, NJ 08805
    DiFeo Oldsmobile Partnership     NJ General        Route 22 East
    t/a DiFeo Volkswagen             Partnership       P.O. Box 310
    Bridgewater                                        Bound Brook, NJ 08805

    Fair Motors Partnership          NJ General        100 Federal Road
    t/a Fair Mitsubishi              Partnership       Danbury, CT 06813

    Fair Chevrolet-Geo Partnership   NJ General        100 Federal Road
                                     Partnership       Danbury, CT 06813

    Fair Hyundai Partnership         NJ General        102D Federal Road
    t/a Fair Suzuki                  Partnership       Danbury, CT 06813

    Fair Infiniti Partnership        NJ General        100B Federal Road
                                     Partnership       Danbury, CT 06813

    Fair Imports Partnership         NJ General        100A Federal Road
    t/a Fair Acura                   Partnership       Danbury, CT 06813

    Danbury-Mt. Kisco Saturn         NJ General        102C Federal Road
    Partnership t/a Saturn           Partnership       Danbury, CT 06813
    of Danbury

    Fair Cadillac-Oldsmobile-Isuzu   NJ General        102 Federal Road
    Partnership                      Partnership       Danbury, CT 06813

    Guarantor Name                   Status            Address
    --------------                   ------            -------

    Danbury Auto Partnership         NJ General        102D Federal Road
    t/a Fair Honda                   Partnership       Danbury, CT 06813
    [TO BE FORMED]

    DiFeo Nissan Partnership         NJ General        977 Communipaw Avenue
    [TO BE FORMED]                   Partnership       Jersey City, NJ 07304

    DiFeo Jeep-Eagle Partnership     NJ General        315 Clendenny Ave.
                                     Partnership       Route 440
                                                       Jersey City, NJ 07304
    DiFeo Autocenter Partnership     NJ General        Hudson Mall & Route 440
    t/a DiFeo Mazda                  Partnership       Jersey City, NJ 07304

    DiFeo Subaru Partnership         NJ General        315 Clendenny Avenue
                                     Partnership       Jersey City, NJ 07304

    DiFeo Chevrolet-Geo Partnership  NJ General        315 Clendenny Ave.
    [TO BE FORMED]                   Partnership       Route 440
                                                       Jersey City, NJ 07304
    DiFeo Hyundai Partnership        NJ General        Hudson Mall & Route 440
                                     Partnership       Jersey City, NJ 07304

    DiFeo Buick-Pontiac-GMC          NJ General        919 Communipaw Avenue
    Truck Partnership                Partnership       Jersey City, NJ 07304

    DiFeo BMW Partnership            NJ General        301 County Road
                                     Partnership       Tenafly, NJ 07670

    DiFeo Imports Partnership        NJ General        947 Communipaw Avenue
    t/a Jersey City Mitsubishi       Partnership       Jersey City, NJ 07304

    J & F Oldsmobile-Isuzu           NJ General        315 Clendenny Avenue
    Partnership                      Partnership       Route 440
                                                       Jersey City, NJ 07304

    DiFeo Leasing Partnership        NJ General        977 Communipaw Avenue
                                     Partnership       Jersey City, NJ 07304

    Hudson Motors Partnership        NJ General        585 Route 440
    t/a Hudson Toyota                Partnership       Jersey City, NJ 07304

    J & S Ford Partnership           NJ General        599 Route 440
    [TO BE FORMED]                   Partnership       Jersey City, NJ 07304

    DiFeo Volkswagen Partnership     NJ General        599 Route 440
                                     Partnership       Jersey City, NJ 07304

    North Jersey Manhattan Saturn    NJ General        943 Communipaw Avenue
    Partnership                      Partnership       Jersey City, NJ 07304
    [TO BE FORMED]

    DiFeo-EMCO Management            NJ General        977 Communipaw Avenue
    Partnership                      Partnership       Jersey City, NJ 07304

    Guarantor Name                   Status            Address
    --------------                   ------            -------

    County Auto Group, Inc.          New York          585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Partnership RCT, Inc.      Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    DiFeo Partnership, Inc.          Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    EMCO Motor Holdings, Inc.        Delaware          153 East 53 Street
                                     Corporation       Suite 5900
                                                       New York, NY 10022

    Rockland Motors Corp.            New York          585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Partnership RCM, Inc.      Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    Somerset Motors, Inc.            New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Partnership SCT, Inc.      Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    Gateway Oldsmobile, Inc.         New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Fair Motors Corp.                Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Partnership DM, Inc.       Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    Fair Chevrolet Corp.             Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Fair Hyundai Corp.               Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Fair Infiniti, Inc.              Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Fair Imports Corp.               Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Danbury-Mt. Kisco Saturn Corp.   Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Fair Cadillac-Oldsmobile Corp.   Connecticut       585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    JS2, Inc.                        New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    JS1, Inc.                        New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Jeep-Eagle, Inc.           New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Autocenter, Inc.           New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Subaru, Inc.               New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Hyundai, Inc.              New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Buick, Inc.                New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo BMW, Inc.                  New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Imports, Inc.              New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Partnership HCM, Inc.      Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    J & F Oldsmobile Corp.           New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Leasing Corporation        New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    Hudson Toyota, Inc.              New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    DiFeo Partnership HCT, Inc.      Delaware          153 East 53 Street
    c/o EMCO Motor Holdings, Inc.    Corporation       Suite 5900
                                                       New York, NY 10022

    DiFeo Volkswagen, Inc.           New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    J & S Ford, Inc.                 New Jersey        585 Route 440
    c/o Joseph C. DiFeo              Corporation       Jersey City, NJ 07304

    North Jersey Manhattan Saturn    New Jersey        943 Communipaw Avenue
    Corporation                      Corporation       Jersey City, NJ 07304

    Samuel X. DiFeo                  Individual        121 Lorraine Avenue
                                                       Spring Lake, NJ 07762

    Joseph C. DiFeo                  Individual        17 Blackpoint Horseshoe
                                                       Rumson, NJ 07760

    James G. Hetherington            Individual        44 Minors Bridge Road
                                                       Roxbury, CT. 06783

    Neale A. Kuperman                Individual        9 Sterling Forest Lane
                                                       Suffern, NY 10901

    Robert J. Cohen                  Individual        812 Napoleon Street
                                                       Woodmere, NY 11598

    Joseph J. Mitolo                 Individual        5 Michelle Lane
                                                       Warren, NJ 07060

    Richard Mutterperl               Individual        3 Cherbourg Road
                                                       Parsippany, NJ 07054

    Sam C. DiFeo                     Individual        2219 First Avenue
                                                       Spring Lake, NJ 07762

    James Salerno                    Individual        Kennady Road
                                                       Mendham, NJ 07926

    Michael Salerno                  Individual        228 E. Blackwell Street
                                                       Dover, NJ 07801

    Raymond Duane                    Individual        267 Broad Street
                                                       Summit, NJ 07901


                                II. THE RECITALS

A. WHEREAS, the following named entities, presently in existence or proposed to-be-formed, in their capacity as motor vehicle dealers (the "Dealer(s)"), have requested GMAC to extend or continue to extend credit accommodations to them as separate and distinct entities. The type of credit, in the aggregate, will likely exceed $100 million and involves one or more of (1) wholesale floorplan financing of motor vehicles, including related demonstrator, short-term rental, and delayed payment programs; (2) retail sales and lease financing; (3) all other obligations, indebtedness, and liabilities of Dealers to GMAC for loans, leases, financing, and other credit extensions which GMAC may, in its sole discretion, provide to one or more Dealers from time to time; and (4) all costs, expenses or fees relating to the extension, administration, and collection of the credit accommodations (the "Obligations"); and

    Dealer Name                          Status        Address
    -----------                          ------        -------
    County Auto Group Partnership        NJ General    115 Route 59
    t/a County Toyota                    Partnership   Nyack, NY 10960

    Rockland Motors Partnership          NJ General    73 North Highland Avenue
    t/a Rockland Mitsubishi              Partnership   P.O. Box 724
                                                       Nyack, NY 10960

    Somerset Motors Partnership          NJ General    Route 22 East
    t/a DiFeo Lexus                      Partnership   P.O. Box 310
                                                       Bound Brook, NJ 08805

    DiFeo Oldsmobile Partnership         NJ General    Route 22 East
    t/a DiFeo Volkswagen                 Partnership   P.O. Box 310
    Bridgewater                                        Bound Brook, NJ 08805

    Fair Motors Partnership              NJ General    100 Federal Road
    t/a Fair Mitsubishi                  Partnership   Danbury, CT 06813

    Fair Chevrolet-Geo Partnership       NJ General    100 Federal Road
                                         Partnership   Danbury, CT 06813

    Fair Hyundai Partnership             NJ General    102D Federal Road
    t/a Fair Suzuki                      Partnership   Danbury, CT 06813

    Fair Infiniti Partnership            NJ General    100B Federal Road
                                         Partnership   Danbury, CT 06813

    Fair Imports Partnership             NJ General    100A Federal Road
    t/a Fair Acura                       Partnership   Danbury, CT 06813

    Danbury-Mt. Kisco Saturn             NJ General    102C Federal Road
    Partnership t/a Saturn of Danbury    Partnership   Danbury, CT 06813

    Fair Cadillac-Oldsmobile-            NJ General    102 Federal Road
    Isuzu Partnership                    Partnership   Danbury, CT 06813

    DiFeo Jeep-Eagle Partnership         NJ General    315 Clendenny Ave.
                                         Partnership   Route 440
                                                       Jersey City, NJ 07304

    DiFeo Autocenter Partnership         NJ General    Hudson Mall & Route 440
    t/a DiFeo Mazda                      Partnership   Jersey City, NJ 07304

    DiFeo Subaru Partnership             NJ General    315 Clendenny Avenue
                                         Partnership   Jersey City, NJ 07304

    DiFeo Hyundai Partnership            NJ General    Hudson Mall & Route 440
                                         Partnership   Jersey City, NJ 07304

    DiFeo Buick-Pontiac-GMC              NJ General    919 Communipaw Avenue
    Truck Partnership                    Partnership   Jersey City, NJ 07304

    DiFeo BMW Partnership                NJ General    301 County Road
                                         Partnership   Tenafly, NJ 07670

    DiFeo Imports Partnership            NJ General    947 Communipaw Avenue
    t/a Jersey City Mitsubishi           Partnership   Jersey City, NJ 07304

    J & F Oldsmobile-Isuzu Partnership   NJ General    315 Clendenny Avenue
                                         Partnership   Route 440
                                                       Jersey City, NJ 07304

    Hudson Motors Partnership            NJ General    585 Route 440
    t/a Hudson Toyota                    Partnership   Jersey City, NJ 07304

    DiFeo Volkswagen Partnership         NJ General    599 Route 440
                                         Partnership   Jersey City, NJ 07304

    Dealer Name                          Status        Address
    -----------                          ------        -------

    J & S Ford Partnership               NJ General    599 Route 440
    [TO BE FORMED]                       Partnership   Jersey City, NJ 07304

    North Jersey Manhattan Partnership   NJ General    943 Communipaw Avenue
    [TO BE FORMED]                       Partnership   Jersey City, NJ 07304

    Danbury Auto Partnership             NJ General    102D Federal Road
    t/a Fair Honda                       Partnership   Danbury, CT 06813
    [TO BE FORMED]

    DiFeo Nissan Partnership             NJ General    977 Communipaw Avenue
    (TO BE FORMED)                       Partnership   Jersey City, NJ 07304

    DiFeo Chevrolet-Geo Partnership      NJ General    315 Clendenny Ave.
    [TO BE FORMED]                       Partnership   Route 440
                                                       Jersey City, NJ 07304

B. WHEREAS, each Dealer is an affiliate of the other, having substantially similar financial, ownership, and management interests with one another; and

C. WHEREAS, each Guarantor is allied to at least one of the other Guarantors by at least one of the following factors: financial, ownership, or management; and

D. WHEREAS, GMAC has agreed to extend credit accommodations to Dealers pursuant to the terms and conditions of a Loan and Security Agreement executed on or about the date of this Guaranty, and such other documents, agreements, and instruments referred to therein, all of which may be amended, altered, suspended, or terminated from time to time in accordance with the terms thereof (the "GMAC Financing"); and

E. WHEREAS, each Guarantor has determined that the execution, delivery, and performance of this Guaranty directly benefits, and is within the purposes and best interest of the Guarantor; and

F. WHEREAS, GMAC has been induced to provide GMAC Financing by the execution, delivery, and performance of this Guaranty by all of the Guarantors;

                           III. THE GUARANTY AGREEMENT

NOW, THEREFORE, in consideration of the premises, the sufficiency of which is hereby acknowledged, Guarantors hereby agree as follows:

1. Guaranty of Payment. Guarantor hereby unconditionally, continuously, and absolutely guaranties to GMAC punctual payment of any and all Dealer Obligations now or hereafter arising, whether matured, contingent, or liquidated inclusive of all principal, interest, charges, costs, fees, and expenses. This Guaranty is unlimited as to the amount and extent of Obligations, except that as to individual Guarantors, James G. Hetherington, Neale A. Kuperman, Robert J. Cohen, Joseph J. Mitolo, Richard Mutterperl, Sam C. DiFeo, James Salerno, Michael Salerno and Raymond Duane, his or their liability hereunder shall be limited

     (i) to Obligations incurred by Dealers in which he or they have an ownership interest as a shareholder of a general partner thereof; and (ii) shall terminate for such Dealer Obligations which are incurred up to two business days after his or their legal and equitable ownership interest therein shall cease. The Guaranty shall not apply to any Obligation for which the Guarantor is also the direct signatory/obligor of the aforementioned Loan and Security Agreement to the extent of and in the capacity as the Dealer thereunder.

2. Time for Payment. If any of the following events occur, GMAC may declare all or any part of the Obligations, regardless of their terms or conditions, and for the purposes of this Guaranty or otherwise, to be immediately due and payable:

     (a) any default with respect to payment or performance of any of the Obligations by any Dealer; or

     (b) any default in the observance or performance of any covenant or agreement of any Guarantor under this Guaranty or otherwise; or

     (c) insolvency, bankruptcy, or receivership proceeding initiated by or against any Dealer or Guarantor; or

     (d) the death, dissolution, or termination, as the case may be, of any Guarantor;

     (e) any material adverse change in the financial status of any Guarantor, including the sale, mortgage, pledge, or encumbrance of any real or personal property of the Guarantor without first obtaining the prior written consent of GMAC (except as may occur for permitted purchase money security interests and mortgages).

3. Right of Set-off. GMAC is hereby irrevocably authorized at any time and from time to time without notice to Guarantor (any such notice being expressly waived by Guarantor) to set-off, appropriate, recoup, and apply any and all payments, credits, indebtedness or claims or any part thereof, at any time held or owing by GMAC to or for the account of, or otherwise payable to, Guarantor against and on account of the obligations and liabilities of Guarantor to GMAC hereunder.

4. Waiver of Subrogation. Guarantor hereby waives and releases any rights that it may now possess or hereafter acquire, whether by operation of law, equity, or through contract, to obtain indemnity, reimbursement or repayment from Dealers of any amount paid by Guarantor to GMAC pursuant to this Guaranty, whether by way of subrogation, indemnity, defense, reimbursement or otherwise. In the event that any Dealer shall be the subject of a bankruptcy, insolvency or similar proceeding, Guarantor agrees to make no claim against any Dealer or the estate of any Dealer arising out of or in relation to the performance of this Guaranty by Guarantor and to execute and deliver to the debtor-in-possession, trustee, receiver or other appropriate person such releases and waivers of any claims available to Guarantor as shall be required to evidence this waiver and release.

5. Certain Rights of GMAC. GMAC may at any time to the extent provided by the GMAC Financing, without the consent of, or notice (except as shall be required by applicable statute and which cannot be waived) to Guarantor, and without incurring responsibility to Guarantor or impairing, mitigating, or releasing the obligations of Guarantor hereunder:

     (a) change the manner, place or terms of payment, or change or extend the time of payment of, renew or alter any Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

     (b) sell, exchange, release, subordinate, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Obligations; fail to obtain, maintain, or perfect any lien, pledge, mortgage, or security interest in any property of the Dealer, delay in the perfection of any such interest, fail to fully and adequately conduct audits and verification reviews of such property or the books and records of the Dealer; or

     (c) exercise or refrain from exercising any rights or remedies against Dealer or others (including Guarantor or any other person directly or contingently liable for any or all the Obligations);

     (d) settle or compromise any Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Dealers to creditors of Dealers; and

     (e) apply any sums however realized from Guarantor in the order of payment as set forth in the GMAC Financing agreements or, to the extent not set forth, in GMAC's reasonable discretion, provided GMAC has no duty to marshal assets for the benefit of any Dealer or Guarantor.

6.   Other Agreements of Guarantor. Guarantor also agrees as follows:

     (a) the liability of Guarantor under this Guaranty is absolute and unconditional and may be enforced without requiring GMAC to first resort to any other right, remedy or security;

     (b) no setoffs or counterclaims that any Dealer or Guarantor, or any other person, may have against GMAC shall impair or otherwise affect the rights of GMAC against Guarantor and Guarantor waives the assertion of any such setoffs or counterclaims in any proceeding to enforce Guarantor's Obligations under this Guaranty;

     (c) if any Dealer or Guarantor shall at any time become insolvent, make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be commenced by, against or in respect of any of them, such action shall not release this Guaranty;

     (d) this Guaranty is a continuing Guaranty which may not be terminated so long as any Obligations remain outstanding;

     (e) nothing shall discharge or satisfy the liability of Guarantor except the full payment and performance of the Obligations;

     (f) no invalidity, irregularity or unenforceability of all or any part of the Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty; and

     (g) this Guaranty is secured under separate security agreement, pledge, assignment, and/or mortgage in favor of GMAC.

     (h) Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guarantee or suretyship law, would otherwise operate to impair or diminish the liability of Guarantor under this Guaranty, including, without limitation, Guarantor expressly waives and dispenses with notice of acceptance of this Guaranty, notices of non-payment or non-performance, notice of amount of indebtedness outstanding at any time, protests, demands, and prosecution of collection, foreclosure, and possessory remedies. Guarantor further waives any right to require GMAC to (i) proceed against other persons or any Dealer, (ii) advise the Guarantor of the results of any collateral checks or examinations, (iii) require any Dealer to comply with its agreement with GMAC, or (iv) proceed against Dealer or proceed against or exhaust any security.

     (i) Guarantor shall provide upon the execution of this Guaranty and upon request by GMAC a detailed financial statement for such Guarantor, upon the forms attached hereto as Exhibits "A" (GMAC Form 559) and "B" (GMAC Form 505 G).

Continuing Guaranty. This is a continuing guaranty and shall remain in full force and effect until five business days after receipt by GMAC of written notice by the Guarantor terminating or modifying same; provided, however, that such notice shall not operate to release the Guarantor from liability hereunder with respect to any Obligations incurred prior to the effective date of such notice; and provided further that such notice shall be effective only as to the Guarantor specifically giving such notice.

Integration. Except as noted herein or in the GMAC Financing agreements, GMAC has made no promises to any Dealer or Guarantor to induce execution of this Guaranty and there are no other agreements or understandings, either oral or in writing, between GMAC and the Guarantor affecting this Guaranty.

Joint and Several Liability. The Obligation of all parties signing this Guaranty shall be joint and several, and the failure of or subsequent release of any Guarantor named in this Guaranty to be bound hereby shall not mitigate, release, or impair the responsibility of every other Guarantor hereunder.

Reinstatement.

     (a) Guarantor further agrees that if GMAC receives any payment or payments on account of the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent, avoidable, or preferential, set aside or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by GMAC, Guarantor's obligations under this Guaranty shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment of all the Obligations shall have been irrevocably and indefeasibly made to GMAC. If any action or proceeding seeking such repayment is pending or, in GMAC's reasonable judgment, threatened, this Guaranty shall remain in full force and effect notwithstanding that any Dealer may not then be obligated to GMAC.

     (b) If claim is ever made upon GMAC for repayment or recovery of any amount or amounts received by it in payment or on account of any of the Obligations and all or part of such amount is repaid by reason of
          (i) any judgment, decree or order of any court or administrative body having jurisdiction over GMAC or any of its property, or (ii) any settlement or compromise of any such claim affected by GMAC with any such claimant (including Dealer), then and in such event Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Guarantor, notwithstanding any revocation hereof or the cancellation of any note or other instrument evidencing any

Obligations, and Guarantor shall be and remains liable to GMAC hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by GMAC.

11. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction or against any person organized under the laws of such jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction or with respect to any other person.

12. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

13. Rights and Remedies Not Waived. No course of dealing between GMAC and any Dealer and/or Guarantor or any failure or delay on the part of GMAC in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of GMAC and no single or partial exercise of any rights or remedies hereunder shall operate as a wiaver or preclude the exercise of any other rights or remedies hereunder.

14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, altered, modified or amended except by a written instrument, duly executed by Guarantor and GMAC. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor, and shall, together with the rights and remedies of GMAC hereunder, inure to the benefit of GMAC and its successors and assigns, provided that Guarantor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of GMAC. This Guaranty shall be governed by, and be construed and interpreted in accordance with, the internal laws (and not the laws of conflict) of the State of New Jersey.

15. Notices. Any demand, notice or communication to be made or given hereunder shall be in writing, except as otherwise expressly permitted or required under this Guaranty, and may be made or given by personal delivery, overnight courier, registered or certified mail or by transmittal by telex or facsimile machine, whether by public or private means, addressed to the respective parties at the addresses set forth in Section I above. If the party making or giving such demand, notice or communication knows or ought reasonably to know of difficulties with the postal system which might affect the delivery of mail, any such demand, notice or communication shall not be mailed but shall be made or given by personal delivery or by telex or by facsimile transmission.

16. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart.

17. Waiver of Jury Trial. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. GMAC AND EACH GUARANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS GUARANTY OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES. NO PARTY SHALL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                       County Auto Group Partnership
                                       t/a County Toyota

                                       By /s/Ezra P. Mager
                                         -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       Rockland Motors Partnership
                                       t/a Rockland Mitsubishi

                                       By /s/Ezra P. Mager
                                         -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       Somerset Motors Partnership
                                       t/a DiFeo Lexus

                                       By /s/Ezra P. Mager
                                         -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            ------------------------

                                       DiFeo Oldsmobile Partnership
                                       t/a DiFeo Volkswagen of Bridgewater

                                       By /s/Ezra P. Mager
                                          -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            ------------------------


                                       Fair Motors Partnership
                                       t/a Fair Mitsubishi

                                       By /s/Ezra P. Mager
                                          -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                      --------------
                                            Title Donald Betson, CFO
                                            ------------------------


                                       Fair Chevrolet-Geo Partnership

                                       By /s/Ezra P. Mager
                                          --------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                      --------------
                                            Title Donald Betson, CFO
                                            ------------------------


                                       Fair Hyundai Partnership
                                       t/a Fair Suzuki

                                       By /s/Ezra P. Mager
                                       -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                      --------------
                                            Title Donald Betson, CFO
                                            ------------------------


                                       Fair Infiniti Partnership

                                       By /s/Ezra P. Mager
                                       -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                      --------------
                                            Title Donald Betson, CFO
                                            ------------------------

                                       Fair Imports Partnership
                                       t/a Fair Acura

                                       By /s/Ezra P. Mager
                                       -----------------------------

                                       Title Ezra P. Mager, CEO
                                       -----------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            ------------------------


                                       Danbury-Mt. Kisco Saturn
                                       Partnership t/a Saturn
                                       of Danbury

                                       By /s/Ezra P. Mager
                                          ----------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       Fair Cadillac-Oldsmobile-
                                       Isuzu Partnership

                                       By /s/Ezra P. Mager
                                          ----------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       Danbury Auto Partnership
                                       t/a Fair Honda

                                       By /s/Ezra P. Mager
                                          ----------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Nissan Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       DiFeo Jeep-Eagle Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Autocenter Partnership
                                       t/a DiFeo Mazda

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Subaru Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Chevrolet-Geo
                                       Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                     -----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Hyundai Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       DiFeo Buick-Pontiac-GMC
                                       Truck Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo BMW Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Imports Partnership
                                       t/a Jersey City Mitsubishi

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                       -------------------------------


                                       J & F Oldsmobile - Isuzu
                                       Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Leasing Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       Hudson Motors Partnership
                                       t/a Hudson Toyota

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       J & S Ford Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Volkswagen Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo-EMCO Management
                                       Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       County Auto Group, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Treasurer
                                            --------------------------------

                                       DiFeo Partnership PCT, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       DiFeo Partnership, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       EMCO Motor Holdings, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       Rockland Motors Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                           Title Joseph C. DiFeo, Asst. Sec.
                                           ---------------------------------


                                       DiFeo Partnership RCM, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       Somerset Motors, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                           Title Joseph C. DiFeo, VP
                                           ---------------------------


                                       DiFeo Partnership SCT, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       Gateway Oldsmobile, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, VP
                                            --------------------------


                                       Fair Motors Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Treasurer
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ----------------
                                            Title Joseph C. DiFeo, Pres.
                                            ----------------------------


                                       DiFeo Partnership DM, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------

                                       Fair Chevrolet Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------


                                       Fair Hyundai Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Treasurer
                                            --------------------------------


                                       Fair Infinite, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------


                                       Fair Imports Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Pres.
                                            ----------------------------


                                       Danbury-Mt. Kisco Saturn Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------

                                       Fair Cadillac-Oldsmobile Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------


                                       JS2, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, VP
                                            --------------------------


                                       JS1, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, VP
                                            --------------------------


                                       DiFeo Jeep Eagle, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Pres.
                                            ----------------------------


                                       DiFeo Autocenter, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Tres.
                                            ----------------------------

                                       DiFeo Subaru, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------


                                       DiFeo Hyundai, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Tres.
                                            ----------------------------


                                       DiFeo Buick, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------


                                       DiFeo BMW, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Sec.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Tres.
                                            ----------------------------


                                       DiFeo Imports, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Pres.
                                            ----------------------------

                                       DiFeo Partnership HCM, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       J & F Oldsmobile Corp.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                           Title Joseph C. DiFeo, Asst. Sec.
                                           ---------------------------------


                                       DiFeo Leasing Corporation

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Sec.
                                            ---------------------------


                                       Hudson Toyota, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, VP
                                            -------------------------


                                       DiFeo Partnership HCT, Inc.

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            ------------------------

                                       DiFeo Volkswagen, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, VP
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, Tres.
                                            ----------------------------


                                        /s/ Samuel X. DiFeo
                                       -------------------------------
                                       Samuel X. DiFeo, Individual

                                       North Jersey-Manhattan Saturn Corporation

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title
                                            ----------------------------


                                       North Jersey Manhattan Saturn Partnership

                                       By /s/Ezra P. Mager
                                       -------------------------------

                                       Title Ezra P. Mager, CEO
                                       -------------------------------

                                       Attest/Certify /s/Donald Betson
                                                      ----------------
                                            Title Donald Betson, CFO
                                            --------------------------


                                       J & S Ford, Inc.

                                       By /s/Samuel X. DiFeo
                                       -------------------------------

                                       Title Samuel X. DiFeo, Pres.
                                       -------------------------------

                                       Attest/Certify /s/Joseph C. DiFeo
                                                      ------------------
                                            Title Joseph C. DiFeo, VP
                                            --------------------------


                                        /s/Joseph C. DiFeo
-------------------------------        -------------------------------
James Salerno, Individual              Joseph C. DiFeo, Individual


-------------------------------        -------------------------------
Michael Salerno, Individual            James G. Hetherington, Individual


-------------------------------        -------------------------------
Raymond Duane, Individual              Neale A. Kuperman, Individual

-------------------------------        -------------------------------
Richard Mutterperl,                    Robert J. Cohen, Individual
Individual

 /s/Sam C. DiFeo
-------------------------------        -------------------------------
Sam C. DiFeo, Individual               Joseph J. Mitolo, Individual

GENERAL MOTORS ACCEPTANCE CORPORATION

By: /s/Illegible
-------------------------------

Its: Asst. Tres.
    ------------

                        FIRST AMENDMENT TO UNCONDITIONAL
                         CONTINUING GUARANTY OF PAYMENT

                                 I. THE PARTIES

This First Amendment to Unconditional, Continuing Guaranty of Payment (the "Amendment") is dated effective the 8th day of February, 1993, and executed by and between General Motors Acceptance Corporation, a New York corporation, with branch operations offices located at (i) 325 Columbia Turnpike, Florham Park, New Jersey 07932; (ii) 2700 Westchester Avenue, Purchase, New York 10577-2535;
(iii) 90 Woodbridge Center Drive, Woodbridge, New Jersey 07095; and (iv) 555 Long Wharf Drive, New Haven, Connecticut 06511 ("GMAC"); Fair Chrysler Plymouth Partnership, a New Jersey general partnership, trading as Fair Chrysler Plymouth and located at 100C Federal Road, Danbury, Connecticut 06813 ("Fair Chrysler"); and by each and everyone of the following persons whose name, legal status, and address is listed (the "Guarantors"):

Guarantor Name                      Status            Address
--------------                      ------            -------

County Auto Group Partnership       NJ General        115 Route 59
t/a County Toyota                   Partnership       Nyack, NY 10960

Rockland Motors Partnership         NJ General        73 North Highland Avenue
t/a Rockland Mitsubishi             Partnership       P.O. Box 724
                                                      Nyack, NY 10960

Somerset Motors Partnership         NJ General        Route 22 East
t/a DiFeo Lexus                     Partnership       P.O. Box 310
                                                      Bound Brook, NJ 08805

DiFeo Oldsmobile Partnership        NJ General        Route 22 East
t/a Difeo Volkswagen Bridgewater    Partnership       P.O. Box 310
                                                      Bound Brook, NJ 08805

Fair Motors Partnership             NJ General        100 Federal Road
t/a Fair Mitsubishi                 Partnership       Danbury, CT 06813

Fair Chevrolet-Geo Partnership      NJ General        100 Federal Road
                                    Partnership       Danbury, CT 06813

Fair Hyundai Partnership            NJ General        102D Federal Road
t/a Fair Suzuki                     Partnership       Danbury, CT 06813

Fair Infiniti Partnership           NJ General        100B Federal Road

                                    Partnership       Danbury, CT 06813

Fair Imports Partnership            NJ General        100A Federal Road
t/a Fair Acura                      Partnership       Danbury, CT 06813

Danbury-Mt. Kisco Saturn            NJ General        102C Federal Road
Partnership t/a Saturn of Danbury   Partnership       Danbury, CT 06813

Fair Cadillac-Oldsmobile-Isuzu      NJ General        102 Federal Road
Partnership                         Partnership       Danbury, CT 06813

Danbury Auto Partnership            NJ General        102D Federal Road
t/a Fair Honda                      Partnership       Danbury, CT 06813

DiFeo Nissan Partnership            NJ General        977 Communipaw Avenue
                                    Partnership       Jersey City, NJ 07304

DiFeo Jeep-Eagle Partnership        NJ General        315 Clendenny Avenue
                                    Partnership       Route 440
                                                      Jersey City, NJ 07304

DiFeo Autocenter Partnership        NJ General        Hudson Mall & Route 440
t/a DiFeo Mazda                     Partnership       Jersey City, NJ 07304

DiFeo Subaru Partnership            NJ General        315 Clendenny Avenue
                                    Partnership       Jersey City, NJ 07304

DiFeo Chevrolet-Geo                 NJ General        315 Clendenny Avenue
Partnership                         Partnership       Route 440
                                                      Jersey, City, NJ 07304

DiFeo Hyundai Partnership           NJ General        Hudson Mall & Route 440
                                    Partnership       Jersey City, NJ 07304

DiFeo Buick-Pontiac-GMC             NJ General        919 Communipaw Avenue
Truck Partnership                   Partnership       Jersey City, NJ 07304

DiFeo BMW Partnership               NJ General        301 County Road
                                    Partnership       Tenafly, NJ 07670

DiFeo Imports Partnership           NJ General        947 Communipaw Avenue
t/a Jersey City Mitsubishi          Partnership       Jersey City, NJ 07304

J & F Oldsmobile-Isuzu              NJ General        315 Clendenny Avenue
Partnership                         Partnership       Route 440
                                                      Jersey City, NJ 07304

DiFeo Leasing Partnership           NJ General        977 Communipaw Avenue
                                    Partnership       Jersey City, NJ 07304

Hudson Motors Partnership           NJ General        585 Route 440
t/a Hudson Toyota                   Partnership       Jersey City, NJ 07304

J & S Ford Partnership              NJ General        599 Route 440
                                    Partnership       Jersey City, NJ 07304

DiFeo Volkswagen Partnership        NJ General        599 Route 440
                                    Partnership       Jersey City, NJ 07304

North Jersey Manhattan Saturn       NJ General        943 Communipaw Avenue
Partnership                         Partnership       Jersey City, NJ 07304

DiFeo-EMCO Management               NJ General        977 Communipaw Avenue
Partnership                         Partnership       Jersey City, NJ 07304

County Auto Group, Inc.             NY Corporation    585 Route 440
c/o Joseph C. DiFeo                                   Jersey City, NJ 07304

DiFeo Partnership RCT, Inc.         Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY 10022

DiFeo Partnership, Inc.             Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY  10022

EMCO Motor Holdings, Inc.           Delaware          153 East 53 Street
                                    Corporation       Suite 5900
                                                      New York, NY 10022

Rockland Motors Corp.               New York          585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Partnership RCM, Inc.         Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY 10022

Somerset Motors, Inc.               New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Partnership SCT, Inc.         Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY 10022

Gateway Oldsmobile, Inc.            New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

Fair Motors Corp.                   Connecticut       585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Partnership DM, Inc.          Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY 10022

Fair Chevrolet Corp.                Connecticut       585 Route 440
c/o Joseph C. DeFeo                 Corporation       Jersey City, NJ 07304

Fair Hyundai Corp.                  Connecticut       585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

Fair Infiniti, Inc.                 Connecticut       585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

Fair Imports Corp.                  Connecticut       585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

Danbury-Mt. Kisco Saturn Corp.      Connecticut       585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

Fair Cadillac-Oldsmobile Corp.      Connecticut       585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

JS2, Inc.                           New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

JS1, Inc.                           New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Jeep-Eagle, Inc.              New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Autocenter, Inc.              New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Subaru, Inc.                  New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Hyundai, Inc.                 New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Buick, Inc.                   New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo BMW, Inc.                     New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Imports, Inc.                 New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Partnership HCM, Inc.         Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY 10022

J & F Oldsmobile Corp.              New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Leasing Corporation           New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

Hudson Toyota, Inc.                 New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

DiFeo Partnership HCT, Inc.         Delaware          153 East 53 Street
c/o EMCO Motor Holdings, Inc.       Corporation       Suite 5900
                                                      New York, NY 10022

DiFeo Volkswagon, Inc.              New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

J & S Ford, Inc.                    New Jersey        585 Route 440
c/o Joseph C. DiFeo                 Corporation       Jersey City, NJ 07304

North Jersey Manhattan Saturn       New Jersey        943 Communipaw Avenue
Corporation                         Corporation       Jersey City, NJ 07304

Samuel X. DiFeo                     Individual        121 Lorraine Avenue
                                                      Spring Lake, NJ 07762

Joseph C. DiFeo                     Individual        17 Blackpoint Horseshoe
                                                      Rumson, NJ 07760

James G. Hetherington               Individual        44 Minors Bridge Road
                                                      Roxbury, CT 06783

Sam C. DiFeo                        Individual        2219 First Avenue
                                                      Spring Lake, NJ 07762


                                II. THE RECITALS

A. WHEREAS, each of the Guarantors executed and delivered to and in favor of GMAC an Unconditional, Continuing Guaranty of Payment, dated effective October 1, 1992, (the "Guaranty"); and

B. WHEREAS, the Guaranty is an unconditional, continuing guaranty of payment of any and all obligations which the Dealers whose names were described therein then or thereafter owed to GMAC, except that certain limitations applied as to the Individual Guarantors, as more fully set forth in paragraph 1 of the Guaranty; and

C. WHEREAS, each of the Dealers described in the Guaranty ("Dealers") has previously executed, inter alia, a Loan and Security Agreement with GMAC (the "Loan Agreement") which, among other things, required the cross-guaranty of each Dealer, all Affiliates thereto, and certain other parties named in paragraph 4 of the Loan Agreement; and

D. WHEREAS, Fair Chrysler has, contemporaneous with the execution of this First Amendment, executed a Loan Agreement and other related documents, instruments, and agreements with GMAC, and in connection therewith, will become an "Affiliate" of the Dealers as that term is described in paragraph 6(I) of each and every Loan Agreement; and

E. WHEREAS, GMAC requires, in connection with all such Loan Agreements, that each Guarantor unconditionally and continuously guaranty the payment of the obligations of Fair Chrysler to GMAC and vice versa (the "Cross Guaranty"); and

F. WHEREAS, except for certain Individual Guarantors whose obligations are not increased or altered by this First Amendment, each of the Parties hereto intend that the Guaranty be amended to include the Cross-Guaranty of Fair Chrysler.

                                      III.

                             THE AMENDMENT AGREEMENT

NOW, THEREFORE, in consideration of the premises, the sufficiency of which is hereby acknowledged, GMAC, Fair Chrysler, and each of the undersigned Guarantors hereby agree, in conformity with paragraph 14 of the Guaranty, as follows:

1. The Guaranty is hereby amended to make and designate Fair Chrysler a "Guarantor" and a "Dealer" as ascribed in the Guaranty and for all intents and purposes thereunder, with all duties, obligations, and liabilities as a Guarantor and Dealer as though originally executed by Fair Chrysler.

2. Except as noted above, the Guaranty remains in full force and effect and is not otherwise waived, altered, modified, or amended hereby.

Fair Chrysler Plymouth Partnership           GENERAL MOTORS ACCEPTANCE
t/a Fair Chrysler Plymouth                     CORPORATION


By /s/ E.P. Mager                            By /s/ Paul A. Given
----------------------------------              -------------------------------
Title President                                 Paul A. Given,
      ----------------------------              Control Branch Manager
Attest/Certify /s/ George Lowrance
               -------------------
        Title General Counsel
              --------------------

                                             County Auto Group Partnership
                                             t/a County Toyota


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Rockland Motors Partnership
                                             t/a Rockland Mitsubishi


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Somerset Motors Partnership
                                             t/a DiFeo Lexus


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Oldsmobile Partnership
                                             t/a Difeo Volkswagen of Bridgewater


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             Fair Motors Partnership
                                             t/a Fair Mitsubishi


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------



                                             Fair Chevrolet-Geo Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Hyundai Partnership
                                             t/a Fair Suzuki


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Infiniti Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Imports Partnership
                                             t/a Fair Acura


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             Danbury-Mt. Kisco Saturn
                                             Partnership t/a Saturn of Danbury


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Cadillac-Oldsmobile-Isuzu
                                             Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Danbury Auto Partnership
                                             t/a Fair Honda


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Nissan Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Jeep-Eagle Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             DiFeo Autocenter Partnership
                                             t/a DiFeo Mazda


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Subaru Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Chevrolet-Geo
                                             Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Hyundai Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Buick-Pontiac-GMC
                                             Truck Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             DiFeo BMW Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Imports Partnership
                                             t/a Jersey City Mitsubishi


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             J & F Oldsmobile-Isuzu
                                             Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Leasing Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Hudson Motors Partnership
                                             t/a Hudson Toyota


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                -------------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             J & S Ford Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Volkswagen Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo-EMCO Management
                                             Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             County Auto Group, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership RCT, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                               Title General Counsel
                                                     --------------------------


                                             DiFeo Partnership, Inc.

                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             EMCO Motor Holdings, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Rockland Motors Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership RCM, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Somerset Motors, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership SCT, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            --------------------
                                               Title General Counsel
                                                     --------------------------

                                             Gateway Oldsmobile, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Motors Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership DM, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                       ------------------------


                                             Fair Chevrolet Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Hyundai Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             Fair Infiniti, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Imports Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Danbury-Mt. Kisco Saturn Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Fair Cadillac-Oldsmobile Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             JS2, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             JS1, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Jeep-Eagle, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Autocenter, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Subaru, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Hyundai, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             DiFeo Buick, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo BMW, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Imports, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership HCM, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             J & F Oldsmobile Corp.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             DiFeo Leasing Corporation


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             Hudson Toyota, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership HCT, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Volkswagon, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             North Jersey Manhattan Saturn
                                             Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------

                                             DiFeo-EMCO Mangement Avenue
                                             Partnership


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             DiFeo Partnership RCT, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             J & S Ford, Inc.


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             North Jersey Manhattan Saturn
                                             Corporation


                                             By /s/ E.P. Mager
                                                -------------------------------
                                             Title President
                                                   ----------------------------
                                             Attest/Certify /s/ George Lowrance
                                                            -------------------
                                                Title General Counsel
                                                      -------------------------


                                             /s/ Samuel X. DiFeo
                                             ----------------------------------
                                             Samuel X. DiFeo, Individual


                                             /s/ Joseph C. DiFeo
                                             ----------------------------------
                                             Joseph C. DiFeo, Individual


                                             /s/ James G. Hetherington
                                             ----------------------------------
                                             James G. Hetherington, Individual

                                             /s/ Sam C. DiFeo
                                             ----------------------------------
                                             Sam C. DiFeo, Individual

                        SECOND AMENDMENT TO UNCONDITIONAL
                         CONTINUING GUARANTY OF PAYMENT


                                 I. THE PARTIES

This Second Amendment to Unconditional, Continuing Guaranty of Payment (the "Second Amendment") is dated effective the 7th day of April, 1993, and executed by and between General Motors Acceptance Corporation, a New York corporation, with a branch operations office located at 325 Columbia Turnpike, Florham Park, New Jersey 07932, and by each and everyone of the following persons whose name, legal status, and address is listed below (the "Guarantors"):

        Guarantor Name                   Status        Address
        --------------                   ------        -------

        County Auto Group Partnership    NJ General    115 Route 59
        t/a County Toyota                Partnership   Nyack, NY  10960

        Rockland Motors Partnership      NJ General    73 North Highland Avenue
        t/a Rockland Mitsubishi          Partnership   P.O. Box 724
                                                       Nyack, NY  10960

        Somerset Motors Partnership      NJ General    Route 22 East
        t/a DiFeo Lexus                  Partnership   P.O. Box 310
                                                       Bound Brook, NJ  08805

        DiFeo Oldsmobile Partnership     NJ General    Route 22 East
        t/a Difeo Volkswagen             Partnership   P.O. Box 310
        Bridgewater                                    Bound Brook, NJ  08805

        Fair Motors Partnership          NJ General    100 Federal Road
        t/a Fair Mitsubishi              Partnership   Danbury, CT  06813

        Fair Chevrolet-Geo Partnership   NJ General    100 Federal Road
                                         Partnership   Danbury, CT  06813

        Fair Hyundai Partnership         NJ General    102D Federal Road
        t/a Fair Suzuki                  Partnership   Danbury, CT  06813

        Fair Infiniti Partnership        NJ General    100B Federal Road
                                         Partnership   Danbury, CT  06813

        Fair Imports Partnership         NJ General    100A Federal Road
        t/a Fair Acura                   Partnership   Danbury, CT  06813

        Danbury-Mt. Kisco Saturn         NJ General    102C Federal Road
        Partnership t/a Saturn of        Partnership   Danbury, CT  06813
        Danbury and t/a Saturn of
        Watertown

        Fair Cadillac-Oldsmobile-Isuzu   NJ General    102 Federal Road
        Partnership                      Partnership   Danbury, CT  06813

        Danbury Auto Partnership         NJ General    102D Federal Road
        t/a Fair Honda                   Partnership   Danbury, CT  06813

        DiFeo Nissan Partnership         NJ General    977 Communipaw Avenue
                                         Partnership   Jersey City, NJ  07304

        Guarantor Name                   Status        Address
        --------------                   ------        -------

        DiFeo Chrysler-Plymouth          NJ General    315 Clendenny Ave.
        Jeep-Eagle Partnership           Partnership   Route 440
                                                       Jersey City, NJ  07304

        DiFeo Autocenter Partnership     NJ General    Hudson Mall & Route 440
        t/a DiFeo Mazda                  Partnership   Jersey City, NJ  07304

        DiFeo Subaru Partnership         NJ General    315 Clendenny Avenue
                                         Partnership   Jersey City, NJ  07304

        DiFeo Chevrolet-Geo Partnership  NJ General    315 Clendenny Ave.
                                         Partnership   Route 440
                                                       Jersey City, NJ  07304

        DiFeo Hyundai Partnership        NJ General    Hudson Mall & Route 440
                                         Partnership   Jersey City, NJ  07304

        DiFeo Buick-Pontiac-GMC Truck    NJ General    919 Communipaw Avenue
        Partnership                      Partnership   Jersey City, NJ  07304

        DiFeo BMW Partnership            NJ General    301 County Road
                                         Partnership   Tenafly, NJ  07670

        DiFeo Imports Partnership        NJ General    947 Communipaw Avenue
        t/a Jersey City Mitsubishi       Partnership   Jersey City, NJ  07304

        J & F Oldsmobile-Isuzu           NJ General    315 Clendenny Avenue
        Partnership                      Partnership   Route 440
                                                       Jersey City, NJ  07304

        DiFeo Leasing Partnership        NJ General    977 Communipaw Avenue
                                         Partnership   Jersey City, NJ  07304

        Hudson Motors Partnership        NJ General    585 Route 440
        t/a Hudson Toyota                Partnership   Jersey City, NJ  07304

        J & S Ford Partnership           NJ General    599 Route 440
        TO BE FORMED                     Partnership   Jersey City, NJ 07304

        DiFeo Volkswagen Partnership     NJ General    599 Route 440
                                         Partnership   Jersey City, NJ  07304

        North Jersey Manhattan Saturn    NJ General    943 Communipaw Avenue
        Partnership                      Partnership   Jersey City, NJ  07304

        DiFeo-EMCO Management            NJ General    585 Route 440
        Partnership                      Partnership   Jersey City, NJ  07304

        County Auto Group, Inc.          New York      585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Partnership RCT, Inc.      Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        DiFeo Partnership, Inc.          Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        EMCO Motor Holdings, Inc.        Delaware      153 East 53 Street
                                         Corporation   Suite 5900
                                                       New York, NY  10022

        Guarantor Name                   Status        Address
        --------------                   ------        -------

        Rockland Motors Corp.            New York      585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Partnership RCM, Inc.      Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        Somerset Motors, Inc.            New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Partnership SCT, Inc.      Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        Gateway Oldsmobile, Inc.         New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Fair Motors Corp.                Connecticut   585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Partnership DM, Inc.       Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        Fair Chevrolet Corp.             Connecticut   585 Route 440
        c/o Joseph C. Difeo              Corporation   Jersey City, NJ  07304

        Fair Hyundai Corp.               Connecticut   585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Fair Infiniti, Inc.              Connecticut   585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Fair Imports Corp.               Connecticut   585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Danbury-Mt. Kisco Saturn Corp.   Connecticut   585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Fair Cadillac-Oldsmobile Corp.   Connecticut   585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        JS2, Inc.                        New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        JS1, Inc.                        New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Jeep-Eagle, Inc.           New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Autocenter, Inc.           New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Subaru, Inc.               New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Hyundai, Inc.              New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Buick, Inc.                New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Guarantor Name                   Status        Address
        --------------                   ------        -------

        DiFeo BMW, Inc.                  New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Imports, Inc.              New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Partnership HCM, Inc.      Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        J & F Oldsmobile Corp.           New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Leasing Corporation        New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Hudson Toyota, Inc.              New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        DiFeo Partnership HCT, Inc.      Delaware      153 East 53 Street
        c/o EMCO Motor Holdings, Inc.    Corporation   Suite 5900
                                                       New York, NY  10022

        DiFeo Volkswagen, Inc.           New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        J & S Ford, Inc.                 New Jersey    585 Route 440
        c/o Joseph C. DiFeo              Corporation   Jersey City, NJ  07304

        Fair Chrysler Plymouth           NJ General    100 C Federal Road
        Partnership                      Partnership   Danbury, CT  06813
        t/a Fair Chrysler Plymouth

        Samuel X. DiFeo                  Individual    121 Lorraine Avenue
                                                       Spring Lake, NJ  07762

        Joseph C. DiFeo                  Individual    17 Blackpoint Horseshoe
                                                       Rumson, NJ  07760

                                II. THE RECITALS

A. WHEREAS, each of the Guarantors executed and delivered to and in favor of GMAC an Unconditional, Continuing Guaranty of Payment, dated effective October 1, 1992, (the "Guaranty"); and

B. WHEREAS, the Guaranty is an unconditional, continuing guaranty of payment of any and all obligations while the Dealers whose names were described therein then or thereafter owed to GMAC, except that certain limitations applied as to certain of the Individual Guarantors, as more fully set forth in paragraph 1 of the Guaranty or as subsequently modified in writing by GMAC; and

C. WHEREAS, the Guaranty was first amended effective February 8, 1993, for the purpose of adding an additional party thereto both as a named "Guarantor" and a named "Dealer" thereunder; and

D. WHEREAS, each of the Dealers named in the Guaranty (as amended) have hired and retained DiFeo-EMCO Management Partnership, a New Jersey general partnership (with its principal administrative office located at 585 Route 440, Jersey City, New Jersey 07304) for the purpose of coordinating, managing, and supervising various business, financial, organizational, management, and operational matters for each such Dealer, and in connection therewith, have deemed it in their best interests that DiFeo-EMCO Management Partnership borrow money and procure extensions of credit for and on behalf of itself and each such Dealer (the "Group Loans"); and

E. WHEREAS, DiFeo-EMCO Management Partnership has requested and GMAC is willing to provide the Group Loans but only in accordance with the terms and conditions of a certain Term Loan and Borrowing Base Credit Line Loan Agreement, dated of even date herewith, substantially in the form of Exhibit "A" hereto (the "Loan Agreement"; and

F. WHEREAS, the Loan Agreement requires, among other things, the unconditional, continuing guaranty of payment by the Guarantors of all Group Loans, made in accordance with the Loan Agreement; and

G. WHEREAS, each of the Guarantors agree and acknowledge that the Group Loans are in their best interest, irrespective of whether they are a direct recipient or beneficiary thereof, and intend hereby that the Guaranty, as amended, by further amending to include as a Dealer Obligation guarantied thereby, the Global Loans pursuant to the Loan Agreement.


                                      III.
                             THE AMENDMENT AGREEMENT

NOW, THEREFORE, in consideration of the premises, the sufficiency of which is hereby acknowledged, GMAC, and each of the undersigned Guarantors hereby agree, in conformity with paragraph 14 of the Guaranty, as follows:

1. The Guaranty is hereby amended to make and designate DiFeo-EMCO Management Partnership as a "Dealer" under the Guaranty and all Group Loans under the Loan Agreement as an "Obligation" guarantied thereby, for all intents and purposes thereunder, as though originally executed by the Guarantors in this manner.

2. The Guaranty is hereby further amended to make and designate as a "Dealer" for all intents and purposes under the Guaranty, and without further amendment or notice thereof, any corporate or partnership entity which is later formed and which has substantially similar and common financial, ownership, and management interests as each of the Dealers presently designated hereunder, as of the date hereof.

3. Except as noted above, the Guaranty remains in full force and effect and is not otherwise waived, altered, modified, or amended hereby.

                                    GENERAL MOTORS ACCEPTANCE CORPORATION


                                    By /s/Paul A. Given
                                       ----------------------------------
                                       Paul A. Given,
                                       Control Branch Manager


                                    County Auto Group Partnership
                                    t/a County Toyota


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Rockland Motors Partnership
                                    t/a Rockland Mitsubishi


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Somerset Motors Partnership
                                    t/a DiFeo Lexus


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Oldsmobile Partnership
                                    t/a Difeo Volkswagen of Bridgewater


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    Fair Chrysler Plymouth Partnership
                                    t/a Fair Chrysler Plymouth

                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    Fair Motors Partnership
                                    t/a Fair Mitsubishi


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Fair Chevrolet-Geo Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Fair Hyundai Partnership
                                    t/a Fair Suzuki


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Fair Infiniti Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    Fair Imports Partnership
                                    t/a Fair Acura


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Danbury-Mt. Kisco Saturn Partnership
                                    t/a Saturn of Danbury and
                                    t/a Saturn of Watertown


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Fair Cadillac-Oldsmobile-
                                    Isuzu Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Danbury Auto Partnership
                                    t/a Fair Honda


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Nissan Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    DiFeo Chrysler-Plymouth Jeep-Eagle
                                    Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Autocenter Partnership
                                    t/a DiFeo Mazda


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Subaru Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Chevrolet-Geo Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Hyundai Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    DiFeo Buick-Pontiac-GMC Truck Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo BMW Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Imports Partnership
                                    t/a Jersey City Mitsubishi


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    J & F Oldsmobile-Isuzu Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Leasing Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                          -------------------------------
                                               Title V. Pres.
                                                     --------------------

                                    Hudson Motors Partnership
                                    t/a Hudson Toyota


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    J & S Ford Partnership
                                    TO BE FORMED


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Volkswagen Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo-EMCO Management Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, CEO
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    County Auto Group, Inc.


                                    By /s/ Joseph DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    DiFeo Partnership RCT, Inc.


                                    By /s/E.P. Mager
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Partnership, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    EMCO Motor Holdings, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Rockland Motors Corp.


                                    By /s/ Joseph C. DiFeo
                                       ----------------------------------
                                    Title Tres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------


                                    DiFeo Partnership RCM, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Somerset Motors, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------

                                    DiFeo Partnership SCT, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Gateway Oldsmobile, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------


                                    Fair Motors Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Partnership DM, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/ Joseph C. DiFeo
                                                   ----------------------
                                               Title Treasurer
                                                     --------------------


                                    Fair Chevrolet Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Fair Hyundai Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    Fair Infiniti, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Treasurer
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------


                                    Fair Imports Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Danbury-Mt. Kisco Saturn Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Sec.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Fair Cadillac-Oldsmobile Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title
                                         --------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title
                                                    ---------------------


                                    JS2, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------


                                    JS1, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------

                                    DiFeo Jeep-Eagle, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Autocenter, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Subaru, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------


                                    DiFeo Hyundai, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Buick, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title Pres.
                                                     --------------------


                                    DiFeo BMW, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    DiFeo Imports, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres
                                                     --------------------


                                    DiFeo Partnership HCM, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    J & F Oldsmobile Corp.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                              Title V. Pres.
                                                    ---------------------


                                    DiFeo Leasing Corporation


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Sec.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    Hudson Toyota, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title V. Pres
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------


                                    DiFeo Partnership HCT, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    DiFeo Volkswagen, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres.
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    North Jersey Manhattan Saturn Partnership


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/Joseph C. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------

                                    DiFeo Partnership RCT, Inc.


                                    By /s/E.P. Mager
                                       ----------------------------------
                                    Title Ezra P. Mager, Pres.
                                          -------------------------------
                                    Attest/Certify /s/Joseph C. DiFeo
                                                   ----------------------
                                               Title
                                                    ---------------------

                                    J & S Ford, Inc.


                                    By /s/Joseph C. DiFeo
                                       ----------------------------------
                                    Title Pres
                                          -------------------------------
                                    Attest/Certify /s/Samuel X. DiFeo
                                                   ----------------------
                                               Title V. Pres.
                                                     --------------------



                                    /s/Samuel X. DiFeo
                                    -------------------------------------
                                    Samuel X. DiFeo, Individual


                                    /s/Joseph C. DiFeo
                                    -------------------------------------
                                    Joseph C. DiFeo, Individual